WCM Focused Global Growth Fund

Investor Class Shares – WFGGX

Institutional Class Shares – WCMGX

A series of Investment Managers Series Trust

Supplement dated April 15, 2022, to the

Summary Prospectus dated September 1, 2021.

Effective March 31, 2022, Jon Tringale has been added as a portfolio manager to the WCM Focused Global Growth Fund (the “Fund”). Accordingly, the Summary Prospectus is updated as follows:

The paragraph under the heading entitled “Portfolio Managers” on page 5 of the Summary Prospectus is deleted in its entirety and replaced with the following:

The portfolio management team is comprised of Sanjay Ayer, CFA, Portfolio Manager, Paul R. Black, President and CEO, Peter J. Hunkel, Portfolio Manager, Michael B. Trigg, Portfolio Manager, and Jon Tringale, Portfolio Manager. Messrs. Ayer, Black, Hunkel and Trigg have served as portfolio managers of the Fund since its inception on June 28, 2013. Mr. Tringale has served as portfolio manager of the Fund since March 31, 2022. The members of the portfolio management team are jointly and primarily responsible of the day-to-day management of the Fund’s portfolio.

Please file this Supplement with your records.